Effective immediately, the ticker symbol chart located on the front cover is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MDIDX
Class B	MDIFX
Class C	MDIGX
Class I	MDIJX
Class 529A	MDIEX
Class 529B	MDIMX
Class 529C	MDINX
Class R1	MDIOX
Class R2	MDIKX
Class R3	MDIHX
Class R4	MDITX

Effective December 29, 2011, Class W shares of the fund have been terminated. All references to Class W shares in the Summary Prospectus are hereby deleted in their entirety.

Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Investment Objective
The fund’s investment objective is to seek capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page I-14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	None	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None
Other Expenses	0.04%	0.04%	0.04%	0.04%	0.14%	0.14%	0.14%	0.04%	0.04%	0.04%	0.04%
Acquired (Underlying) Fund Fees and Expenses	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Total Annual Fund Operating Expenses	1.35%	2.10%	2.10%	1.10%	1.45%	2.20%	2.20%	2.10%	1.60%	1.35%	1.10%
Fee Reductions and/or Expense Reimbursements 1	0.00%	0.00%	0.00%	0.00%	(0.05%)	(0.05%)	(0.05%)	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.35%	2.10%	2.10%	1.10%	1.40%	2.15%	2.15%	2.10%	1.60%	1.35%	1.10%

#	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.
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The fund's distributor, MFS Fund Distributors, Inc. ("MFD"), has agreed in writing to waive the program management fee for each of the fund's Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund's average daily net assets attributable to each share class annually. This written agreement will expire on September 30, 2012, unless MFD elects to extend the waiver.

MFS International Diversification Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$705	$978	$1,272	$2,105
Class B Shares assuming
redemption at end of period	$613	$958	$1,329	$2,240
no redemption at end of period	$213	$658	$1,129	$2,240
Class C Shares assuming
redemption at end of period	$313	$658	$1,129	$2,431
no redemption at end of period	$213	$658	$1,129	$2,431
Class I Shares	$112	$350	$606	$1,340
Class 529A Shares	$709	$1,003	$1,317	$2,206
Class 529B Shares assuming
redemption at end of period	$618	$983	$1,375	$2,340
no redemption at end of period	$218	$683	$1,175	$2,340
Class 529C Shares Assuming
redemption at end of period	$318	$683	$1,175	$2,530
no redemption at end of period	$218	$683	$1,175	$2,530
Class R1 Shares	$213	$658	$1,129	$2,431
Class R2 Shares	$163	$505	$871	$1,900
Class R3 Shares	$137	$428	$739	$1,624
Class R4 Shares	$112	$350	$606	$1,340

Effective immediately, the sub-section entitled “Performance Table” under the sub-heading "Performance Information" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2010)

SHARE CLASS	1 YEAR	5 YEAR	LIFE INCEPTION 9-30-2004
Returns Before Taxes
B Shares	8.37%	4.36%	8.58%
C Shares	11.42%	4.69%	8.56%
I Shares	13.57%	5.75%	9.66%
529A Shares	6.64%	3.99%	8.06%
529B Shares	8.25%	4.18%	8.35%
529C Shares	11.36%	4.54%	8.39%
R1 Shares	12.46%	4.66%	8.50%
R2 Shares	13.01%	5.16%	9.01%
R3 Shares	13.26%	5.43%	9.30%
R4 Shares	13.53%	5.67%	9.58%
A Shares	6.69%	4.17%	8.27%
Returns After Taxes on Distributions A Shares	6.58%	3.28%	7.36%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	4.50%	3.34%	6.92%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
MSCI All Country World (ex-US) Index (gross div)	11.60%	5.29%	9.42%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

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